UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2005

ID-CONFIRM, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

0-50489

(Commission File Number)

98-0222930

(IRS Employer Identification No.)

400-1800 Boulder Street, Denver, CO 80211-6400

(Address of principal executive offices and Zip Code)

(303) 458-5727

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Effective April 1, 2005 the Registrant entered into an agreement with Inner Circle Logistics, Inc. of St. Louis, Missouri for an active pilot program using a biometric component in a net-centric supply chain infrastructure to enhance productivity and transportation effectiveness among trading partners crossing regional borders as well as helping private businesses to achieve higher capital efficiency ratios.

Item 9.01. Financial Statements and Exhibits.

10.1	Letter of Intent between Id-Confirm Inc. and Inner Circle Logistics, Inc. dated effective April 1, 2005.

D/JLM/700618.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ID-CONFIRM, INC.

/s/ Ronald N. Baird____

By: Ronald N. Baird

President, Chief Executive Officer and Director

Date: April 6, 2005

D/JLM/700618.1